UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2017

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54677 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07	Submission of Matters to a Vote of Security Holders

CV Sciences, Inc. (the “Registrant”) held its 2017 Annual Meeting of Stockholders on July 14, 2017 (the “2017 Annual Meeting”) at Red Rock Casino Resort & Spa located at 11011 West Charleston Boulevard, Las Vegas, Nevada 89135. At the close of business on May 24, 2017, the record date for the 2017 Annual Meeting, there were 90,926,853 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Registrant. At the 2017 Annual Meeting, 76,655,609 of the 90,926,853 outstanding shares of common stock entitled to vote, or approximately 84.3%, were represented by proxy or in person, and, therefore, a quorum was present. The proposals voted on at the 2017 Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Registrant with the Securities and Exchange Commission (the “Commission”) on May 26, 2017.

The final voting results on the proposals presented for stockholder approval at the 2017 Annual Meeting were as follows:

Proposal 1

The Registrant’s stockholders elected five directors, each to serve until the Registrant’s next Annual Meeting of Stockholders, and until his successor is duly elected and qualified, as set forth below:

NAME	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Michael Mona, Jr.	41,631,311	1,129,549	0	33,894,749
James McNulty	42,298,114	462,746	0	33,894,749
Michael Mona, III	41,821,029	939,831	0	33,894,749
Gary Sligar	42,110,283	650,577	0	33,894,749
Stephen Schmitz, MD	42,520,604	240,256	0	33,894,749

Proposal 2

The Registrant’s stockholders ratified Tanner LLC as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth below:

FOR	AGAINST	ABSTAIN
73,912,239	1,861,549	881,821

Proposal 3

The Registrant’s stockholders approved an amendment to the Registrant’s Amended and Restated 2013 Equity Incentive Plan, as amended, to increase the number of shares issuable under the plan, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,416,480	2,143,756	200,624	33,894,749

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Proposal 4

The Registrant’s stockholders approved an amendment to the Registrant’s Certificate of Incorporation, as amended, to effect, at the discretion of the Registrant’s Board of Directors, a reverse stock split of all outstanding shares of the Registrant’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-5 and not greater than 1-for-50, such ratio to be determined by the Registrant’s Board of Directors at any time before June 30, 2018, without further approval or authorization of the Registrant’s stockholders, as set forth below:

FOR	AGAINST	ABSTAIN
65,852,263	9,844,008	959,338

Item 7.01     Regulation FD Disclosure.

At the 2017 Annual Meeting held on July 14, 2017, the Registrant discussed Proposal 4 which was approved as disclosed in Item 5.07 above. During that discussion, the Registrant stated that it had “no plan to execute the reverse stock split right now” and that it was evaluating different factors before deciding whether or how to proceed with the reverse stock split.

The Registrant has discretion to implement the reverse stock split at any time before June 30, 2018 and will consider a number of factors, including existing and expected marketability and liquidity of our Common Stock, prevailing market conditions, the listing requirements for the applicable stock exchange, the recommendations and requirements of any investment bankers involved in any potential listing on a national exchange and the likely effect on the market price of the common stock. A discussion of the criteria to be used in the Registrant’s decision to implement the reverse stock split is more fully described in the Proxy Statement on Schedule 14A filed by the Registrant with the Commission on May 26, 2017.

The above disclosures pursuant to this Item 7.01 may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated 2013 Equity Incentive Plan, as amended (1)

(1)	Form of such exhibit was previously included as an Appendix to our definitive Proxy Statement on Schedule 14A filed on May 26, 2017 and incorporated herein by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2017

CV SCIENCES, INC.

By: /s/ Michael Mona, Jr.

Michael Mona, Jr.

President and Chief Executive Officer

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